MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT Series 5
Payment Date:     28-May-97
Reporting Month:  April

                   Class
                   Interest    Beginning       Interest      Interest      Principal    Total         Applied  Ending
Class              Rate        Balance         Accrual       Payment       Payment      Distribution  Losses   Balance
Class A-1           0.000000%            $0.00       $0.00         $0.00          $0.00         $0.00 $0.00              $0.00
Class A-2           6.237500%  $124,193,776.38 $645,548.90   $645,548.90  $3,933,645.49 $4,579,194.39 $0.00    $120,260,130.89
Class A-3         15.0000000%   $23,307,500.00 $291,343.75   $291,343.75          $0.00   $291,343.75 $0.00     $23,307,500.00

                               $147,501,276.38 $936,892.65   $936,892.65  $3,933,645.49 $4,870,538.14 $0.00    $143,567,630.89

Class               CUSIP               Priority  Principal Type   Interest Type
Class A-1           589962AM1           Senior    Sequential       Floater
Class A-2           589962AL3           Senior    Sequential       Floater
Class A-3           589962AN9           Senior    Sequential       Floater

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 5
Payment Date:     28-May-97
Reporting Month:  April


                                                              Interest    Interest     Principal
           Original       Original  Integral     Record       Accrual     Payment      Payment     Ending          Remaining
Class      Balance        Pct Pool  Denomination Date         Factor      Factor       Factor      Balance         Principal
Class A-1  $23,980,860.00 10.00%    $1,000.00    30-Apr-97     0.00000000  0.00000000   0.00000000           $0.00 0.00000000
Class A-2 $179,856,450.00 75.00%    $1,000.00    30-Apr-97     3.58924520  3.58924520  21.87102820 $120,260,130.89 0.66864508
Class A-3  $23,307,500.00  9.72%    $1,000.00    30-Apr-97    12.50000000 12.50000000   0.00000000  $23,307,500.00 1.00000000

          $227,144,810.00                                                                          $143,567,630.89

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT Series 5
Payment Date:         28-May-97
Reporting Month       April

Reserve Funds and Subordination

                          Initial Coverage     Beginning Coverage   Adjustments Losses    Insured Balance Ending Coverage
Type
Pool Over Collaterization 5.28% $12,663,785.76 7.84% $12,139,482.79 $0.00       $8,283.20 $155,288,169.46 8.04% $12,131,199.59


                                    Beginning   Current    Withdrawal Ending
                                    Balance     Deposits   for Losses DPR  Balance
Discount Principal Reserve Account  $490,419.74 $61,970.89 $8,283.20  $544,107.43
(Included in above coverage amount)

Insurance

                                Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance Ending Coverage
Type             Purpose
Insurance Policy Pool Insurance 25.00% $6,340,890.55 41.93% $6,340,890.55 $0.00       $0.00  $15,086,771.01  42.03% $6,340,890.55

Surplus Summary

Class                      Total  Distribution
Surplus                    $310,663.11

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance             Current
30+ Days                47          $7,282,684             4.69%
60+ Days                13          $2,166,063             1.39%
90+ Days                42          $5,617,275             3.62%
Foreclosure             18          $3,747,739             2.41%
REO                     20          $3,701,034             2.38%

Totals                 140         $22,514,795            14.50%


Advances on Delinquencies                                      $211,250.30

Non-Recoverable Advances on Delinquencies                            $0.00

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT Series 5
Payment Date:   28-May-97
Report Date:    April

Collateral Proceeds Account


Beginning Balance                                    $0.00

Deposits                                                          Withdrawals

Interest Net of Servicing Fee                $1,265,501.71        Interest Payments               $936,892.65
Principal                                    $3,987,333.18        Principal Payments            $3,933,645.49
Deposits From Reserve Fund                       $8,283.20        Surplus                         $310,663.11
Other Deposits                                       $0.00        MBIA Fee                         $17,945.95
                                                                  Discount Principal Reserve       $61,970.89

Total Deposit                                $5,261,118.09        Total Withdrawals             $5,261,118.09

                                                                  Ending Balance                        $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies